Exhibit 99.1

2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Chemung Financial Corporation With You Today 2 Dale McKim Executive Vice President & Chief Financial Officer

Chemung Financial Corporation Safe Harbor Statement Forward - looking Statements: This report contains forward - looking statements within the meaning of Section 27A of the Securities Act. The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections. All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements. These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” The Corporation cannot guarantee that its expectations in such forward - looking statements will turn out to be correct. The Corporation’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, cybersecurity risks, difficulties in managing the Corporation’s growth, recent bank failures, changes in FDIC assessments, public health issues, geopolitical conflicts, competition, changes in law or the regulatory environment, and changes in general business and economic trends. Information concerning these and other factors, including Risk Factors, can be found in the Corporation’s periodic filings with the SEC, including the discussion under the heading “Item 1A. Risk Factors” in the Corporation’s 2023 Annual Report on Form 10 - K. These filings are available publicly on the SEC’s website at http://www.sec.gov, on the Corporation’s website at http://www.chemungcanal.com or upon request from the Corporate Secretary at (607) 737 - 3746. Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events or otherwise. Form 10 - K Annual Report: A copy of the Corporation’s Form 10 - K Annual Report is available without charge to shareholders upon written request to the Corporation’s secretary. A copy is also available on our Transfer Agent, Equiniti’s website at www.astproxyportal.com/ast/01079. 3

Chemung Financial Corporation Key Takeaways 4 2025 Raymond James Small Cap Investor Meetings Continued strength and momentum in underlying businesses High customer engagement across all business lines and geographies. Stable deposit base and ample liquidity Majority of deposits sourced from stable, legacy markets. Community banking flywheel driving growth and profits Demonstrated commercial and consumer relationships across all markets. Valuable wealth management business High touch relationships with affluent borrowers provides dependable non - interest income stream. Solid and stable credit quality Consistently low non - performing assets and charge - offs. Contiguous geographic expansion Expansion of the franchise in higher growth markets of Albany and Buffalo.

About Us Elmira, NY 5

Chemung Financial Corporation Oldest locally owned and managed community bank in New York State, dating to 1833. Subsidiary bank - Chemung Canal Trust Company - operates with 30 branches over 14 counties in New York and Pennsylvania. Operating as Capital Bank in Albany, New York market and Canal Bank in Buffalo, New York market. Trust and Wealth Management division with $2.2 bn in assets under management or administration. New York chartered bank and member of the Federal Reserve Listed on NASDAQ Global Select (Ticker: CHMG) Market Capitalization of $232.9 million at December 31, 2024 About Us 6 History Operations Legal & Market 6 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Loan Growth ▪ Drive growth in Albany and Buffalo with legacy market deposits. ▪ Well positioned to opportunistically acquire when operational model and pricing is right. Seeking wealth management, whole bank or branch opportunities. ▪ Fee and pricing discipline. Operating Efficiencies ▪ Continual evaluation of branch distribution model. ▪ Optimization of vendor contracts. ▪ Rationalization of headcount and outsourcing opportunities. ▪ Robotic Process Automation and Artificial Intelligence. Customer Experience and Brand ▪ Launch of Canal Bank brand in Western New York. ▪ Introduction of unified digital experience. ▪ Relationship focus. Colleagues and Community ▪ Believe and behave like a community bank. ▪ Recognized community partner within our markets. ▪ Incentive compensation plans to maintain competitiveness and drive the strategy. Core Strategies 7

Chemung Financial Corporation Fourth Quarter 2024 Highlights 8 EPS $1.24 Net Income $5.9M ROA 0.85% ROE 10.73% ROTE 11.92% ACL - to - total loans 1.03% Non - performing loans - to - total loans 0.43% Returns 8 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Fourth Quarter 2024 Highlights 9 ▪ Net interest income $19.8 million, or 10.7% higher than fourth quarter 2023 ▪ Net interest margin expanded 20 bp compared to the prior quarter, from 2.72% to 2.92% ▪ Efficiency ratio 68.64% ▪ Tangible common equity to tangible assets improved by 57 basis points from December 31, 2023 to 7.02% ▪ Loans - to - deposits 86.42% ▪ Dividend of $0.31 declared ▪ Opened Canal Bank, a division of Chemung Canal Trust Company, a new regional banking center in Williamsville, NY ▪ Consolidated Ithaca Station branch with other Ithaca locations 9 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Appendices 10 Company and Financial Highlights Background Page 11 Corporate Organization Markets and Share Management Team Community Loans Page 17 Loan Growth Portfolio Composition Commercial Portfolio Non - Performers Investments Page 29 Portfolio Composition Yield and Duration Fair Value and AOCI Deposits Page 33 Deposit Costs Deposits Composition Liquidity Performance Page 38 Net Income Trend Net Interest Margin Non - Interest Income Non - Interest Expense Expense Management Capital Management 2025 Raymond James Small Cap Investor Meetings

Background 11

Chemung Financial Corporation Corporate Organization 12 Trust and Wealth Management services Provides mutual funds, securities and insurance brokerage services through LPL Financial Banking operations in Southern Tier and Finger Lakes of New York Wealth Management Group Banking operations in the Capital District of New York Banking operations in the greater Buffalo area of New York 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Markets 13 Legacy Markets Long, deep relationships since 1833 provide stable funding and earnings engine. Steady and even economy, powered by large corporations (Corning, Inc.), higher education (Cornell University, SUNY Binghamton) and tourism. Growth Opportunity New York’s Capital and Western New York regions offer larger population centers undergoing economic renaissances. Large bank consolidation providing market disruption opportunities. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Dominant market share of deposits Legacy Markets Small share of much larger markets; a lot of room to grow. Growth Markets Deployment of lower cost deposits to higher growth markets. Competitive Advantage Share 2024 Deposits County 61.22% $852,755,000 Chemung 2.38% $382,727,000 Albany 74.94% $215,370,000 Schuyler 12.15% $181,514,000 Steuben 26.08% $150,610,000 Tioga 5.25% $138,312,000 Tompkins 7.03% $111,576,000 Cayuga 3.45% $121,141,000 Broome 1.51% $101,419,000 Saratoga 7.03% $64,796,000 Bradford (PA) 5.17% $38,771,000 Seneca 0.95% $33,584,000 Schenectady 2.65% $23,051,000 Cortland 0.01% $6,371,000 Erie $2,421,997,000 Total Market Share 14 Albany, NY 2025 Raymond James Small Cap Investor Meetings Source: S&P Global, as of June 30, 2024

Experienced Management Team



Anders Tomson
President and CEO
Industry Experience: 31 years
Years with CHMG: 13 years
Previously with Citizens



Dale McKim
EVP & CFO
Industry Experience: 28 years
Years with CHMG: 1
Previously with KPMG LLP and Evans Bancorp



Jeffrey Kenefick
Regional President
Industry Experience: 35 years
Years with CHMG: 5
Previously with Five Star Bank



Daniel Fariello
President, Capital Bank
Industry Experience: 23 years
Years with CHMG: 11
Previously with First Niagara



Vincent Cutrona
President, Canal Bank
Industry Experience: 27 years
Previously with M&T Bank and Evans Bancorp



Thomas Wirth
EVP, Wealth Management
Industry Experience: 37 years
Years with CHMG: 37 years



Kimberly Hazelton
EVP, Senior Banking Officer
Industry Experience: 31 years
Years with CHMG: 8 years
Previously with TD Bank



Peter Cosgrove
EVP, Chief Credit Officer
Industry Experience: 42 years
Years with CHMG: 5 years
Previously with Key Bank



Dale Cole
EVP and Chief Information Officer
Industry Experience: 26 years
Years with CHMG: 7 years
Previously with BOK Financial



Mary Meisner
EVP, Chief Risk Officer
Industry Experience: 22 years
Years with CHMG: 8 years
Previously with JPMorgan Private Bank

Chemung Financial Corporation
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Chemung Financial Corporation Supporting Our Communities 16 Volunteering Over 13,000 Hours Distributing Nearly $600,000 in Donations and Sponsorships Achieve | Albany Medical Center | American Cancer Society | American Heart Association | ARCs | Arnot Museum | Arnot Health | Auburn Public Theater | Boy Scouts | Broome County Council of Churches Buddy Walk | Capital City Rescue Mission | Capital Region Sponsor - A - Scholar | CareFirst | Career Development Council | Catholic Charities Clemens Center | Colonie Senior Center | Community Foundations | Corning Community College | Disabled American Veterans | Elmira College | Food Bank of the Southern Tier | Girl Scouts | Glassfest | Glove House | Grand Prix Festival | Guthrie | Habitat for Humanity | Historical Society | Ithaca Science Center | Jefferson Awards | JDRF | Junior Achievement | Kiwanis | Lions | Lourdes Foundation | Meals on Wheels | Multiple Sclerosis | Muscular Dystrophy | NAACP | Office for the Aging | PAL | Public Television Reading is Fundamental | Red Cross | Rockwell Museum | Ronald McDonald House Charities | Rotary | Sock Out Cancer | Sidney Albert Jewish Community Center | SPCA | St. Peter’s Hospital | United Health Services | Youth Sports Leagues | YMCA & YWCA… and many many more! 2025 Raymond James Small Cap Investor Meetings

Loans 17

Chemung Financial Corporation 14.3% 14.1% 13.8% 13.4% 14.4% 46.6% 52.9% 54.5% 56.9% 58.8% 9.8% 2.8% 15.6% 17.1% 15.6% 14.1% 13.3% 7.8% 7.8% 11.0% 10.7% 8.6% 5.9% 5.3% 5.1% 4.9% 4.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Loans by Type (%) Other Cons. Indirect Cons. Res. Mort. PPP Comm. Mort. Comm. & Ind. Summary of Loan Growth 18 ▪ Total Loans: $2.071 billion at December 31, 2024 ▪ Originated $329.4MM in Commercial Loans in 2024 ▪ Originated $43.4MM in Indirect Loans in 2024 ▪ Originated $30.8MM in Home Equity Loans to date in 2024 ▪ Opened Loan Production Office in Buffalo, NY in 2021 and full - service branch in Williamsville, NY in Q4 2024 - $141.9MM in loans as of December 31, 2024. *December 31, 2024 figures unaudited 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation $658.5 $592.2 $651.5 $665.7 $626.9 $878.0 $879.0 $1,098.1 $1,206.6 $1,302.6 $47.0 $79.8 $100.4 $141.9 Loans by Division ($ Millions) Chemung Capital Buffalo Summary of Loan Growth 2024 2023 2022 2021 2020 30.26% 33.75% 35.60% 39.01% 42.86% Chemung 62.89% 61.16% 60.04% 57.9% 57.14% Capital 6.85% 5.09% 4.36% 3.09% N/A Buffalo 19 *CAGR: 12/31/19 to 12/31/2024 *December 31, 2024 figures unaudited 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Loan Composition 20 ▪ Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. ▪ Tactical use of participations to manage risk and capital. *December 31, 2024 figures unaudited 2025 Raymond James Small Cap Investor Meetings 14.46% 6.21% 52.55% 13.27% 13.51% Portfolio Concentrations to Total Loans December 31, 2024 Commercial & Ind. CRE Owner Occupied CRE Non-Owner Occupied Residential Mort. Consumer

Chemung Financial Corporation 2020 2021 2022 2023 2024 C&I 188% 118% 105% 105% 109% CRE OO 45% 43% 44% 49% 47% CRE NOO 321% 327% 372% 397% 397% RRE 122% 119% 119% 110% 100% Consumer 108% 92% 123% 122% 102% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Portfolio Composition to Tier 1 Capital & ACL December 31, 2024 Loan Composition 21 ▪ Effectively managing portfolio composition by establishing limits such as exposure and percentage of capital deployed for each category. ▪ Tactical use of participations to manage risk and capital. *The CRE Ratio above does not agree to the regulatory guidelines due to the inclusion of owner - occupied loans. The regulatory gu ideline measure was 399% at December 31,2024. *December 31, 2024 figures unaudited 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation 7.66% 10.72% 10.27% 5.17% 8.92% $196.1 $217.2 $239.5 $251.9 $274.3 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2020 2021 2022 2023 2024 Tier 1 Capital & ACL ***CECL Adopted 1/1/2023 (in millions) Tier 1 Capital and ACL Growth Tier 1 Capital and ACL Loan Composition 22 ▪ Risk management function continually monitors and stress tests CRE exposure consistent with 2006 and 2015 interagency guidance. *December 31, 2024 figures unaudited 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation 35.39% 18.05% 26.29% 9.36% 6.82% 0.04% 4.05% Loan Types Non-Owner Occupied Commercial & Industrial Multi-Family Owner Occupied Construction Agricultural & Farmland Other 69.58% 2.96% 3.85% 1.59% 3.88% 5.48% 3.66% 9.00% NAICS Descriptions Real Estate, Rental & Leasing Manufacturing Health Care & Social Assistance Wholesale Trade Construction Accommodation & Food Services Arts, Entertainment & Recreation Other NAICS Code / Descriptions Balances ($ Thousands) Percentage Real Estate, Rental & Leasing 1,055,003$ 69.58% Manufacturing 44,945 2.96% Health Care & Social Assistance 58,351 3.85% Wholesale Trade 24,112 1.59% Construction 58,880 3.88% Accommodation & Food Services 83,169 5.48% Arts, Entertainment & Recreation 55,504 3.66% Other 136,561 9.00% Total 1,516,525$ 100.00% Loan Types Non-Owner Occupied 536,680$ 35.39% Commercial & Industrial 273,708 18.05% Multi-Family 398,728 26.29% Owner Occupied 141,966 9.36% Construction 103,361 6.82% Agricultural & Farmland 627 0.04% Other 61,455 4.05% Total 1,516,525$ 100.00% Commercial Loan Portfolio – December 31, 2024 23 *December 31, 2024 figures unaudited 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation CRE Portfolio Composition 12/31/24 Balances ($ Thousands) % of CRE Loans Multifamily 471,630$ 37.00% Retail 212,938 17.00% Construction 94,943 12.00% Office 122,248 10.00% Warehouse 91,357 7.00% Hotel 53,960 4.00% Other 169,928 13.00% Total 1,217,004$ 100.00% 643 245 56 4 0 100 200 300 400 500 600 700 < $1.0MM $1.0MM - $5.0MM $5.0MM - $10.0MM > $10.0MM Number of CRE Loans by Balance Multifamily 37.00% Retail 17.00% Construction 12.00% Office 10.00% Warehouse 7.00% Hotel 4.00% Other 13.00% $1.22 Billion Commercial Real Estate 24 *December 31, 2024 figures unaudited 2025 Raymond James Small Cap Investor Meetings As of December 31, 2024 CRE Portfolio Metrics $1.28 million Average loan size $0.95 million / 0.08 % of total CRE Past due 30 - 89 days $4.96 million / 0.41% of total CRE Nonaccrual $26.2 million / 2.16% of total CRE Special mention $6.6 million or 0.54% of total CRE Classified 14.84% of total CRE CRE < $1 million

Chemung Financial Corporation Region 12/31/24 Balances ($ Thousands) % of CRE Loans Capital Region 783,342$ 64.00% Southern Tier & Finger Lakes 221,078 18.00% Western New York 155,527 13.00% Other 57,057 5.00% Total 1,217,004$ 100.00% © GeoNames, Microsoft, TomTom Powered by Bing CRE Loan Balances by Collateral County - 75,000,000.00 150,000,000.00 Series1 25 2025 Raymond James Small Cap Investor Meetings $51.3 Million in CRE Loan Balances outside of New York State ▪ Continued strong CRE growth in Capital Region. ▪ Expanded franchise into Western NY market in 2021. ▪ Launched Canal Bank brand at full - service branch and regional banking center in Williamsville, NY in Q4 2024. *December 31, 2024 figures unaudited CRE Loan Balance

Chemung Financial Corporation 419,049 85,249 96,990 104,433 116,248 34.43% 7.00% 7.97% 8.58% 9.55% 2025 2026 2027 2028 2029 CRE Repricing Schedule (As of December 31, 2024) Balance ($ Thousand) % of CRE Loans 83,690 63,091 81,968 83,130 102,882 6.88% 5.18% 6.74% 6.83% 8.45% 2025 2026 2027 2028 2029 CRE Maturity Schedule (As of December 31, 2024) Rate Type Amount ($ Thousands) Variable Rate 382,292$ Adjustable Rate 468,286 Fixed Rate 366,427 Total 1,217,004$ Commercial Real Estate Maturity & Repricing Details 26 2025 Raymond James Small Cap Investor Meetings *December 31, 2024 figures unaudited CRE loans scheduled to mature in 2029 and after are $802.2 million or 65.92% of the Total CRE Loans. Variable Rate 30% Adjustable Rate 39% Fixed Rate 31%

Chemung Financial Corporation 0.35% 0.43% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Non - Performing Loans and Assets (% of Total) Non-performing assets to total assets Non-performing loans to total loans Trends in Non - Performing Assets 27 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation $8,954 $9,606 $5,000 $7,500 $10,000 $12,500 $15,000 Non - Performing Loans and Assets ($ Thousands) Non Performing Loans Non Performing Assets Trends in Non - Performing Assets 28 *June 30,2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Investments 29

Chemung Financial Corporation 7.6% 8.8% 9.5% 10.7% 84.4% 72.9% 68.8% 69.1% 68.8% 7.8% 5.3% 6.1% 6.6% 6.7% 7.8% 14.2% 16.3% 14.8% 13.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2020 2021 2022 2023 2024 Securities Available for Sale by Type (%) U.S. Government & Enterprises MBS States & Political Other Sec. Investment Portfolio Composition 30 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation 2.28% 3.8 3.4 3.6 3.8 4.0 4.2 4.4 4.6 4.8 5.0 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2020 2021 2022 2023 2024 Investment Portfolio Yield Duration - Years Investment Portfolio - Yield & Duration 31 ▪ Utilizing cashflows from principal and interest payments to fund loans and pay down borrowings. ▪ Approximately $5 million a month in cash flows. ▪ Principal cash flows representing over 50% of the portfolio to be received in the next five years. *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation $60,431 $55,574 $55,332 $56,906 $467,866 $577,361 $435,131 $403,824 $365,934 $43,405 $42,303 $38,892 $38,686 $35,505 $43,340 $111,931 $102,992 $86,151 $73,097 $12,249 $3,383 $(96,609) $(85,099) $(85,829) $(120,000) $(100,000) $(80,000) $(60,000) $(40,000) $(20,000) $- $20,000 $- $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2020 2021 2022 2023 2024 Fair Values ($000) U.S. Government & Enterprises MBS States & Political Other Unrealized (Loss)/Gain Investment Portfolio – Fair Value and AOCI 32 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Deposits 33

Chemung Financial Corporation 2024 2023 2022 2021 2020 Rate 1.78% 1.10% 0.15% 0.08% 0.14% NOW 2.02% 1.45% 0.24% 0.10% 0.16% Savings and Money Market 4.22% 3.31% 1.08% 0.83% 1.16% Time Deposits 5.29% 5.22% 2.88% Brokered Deposits 2.79% 2.11% 0.44% 0.22% 0.31% Total Cost of Interest Bearing Deposits 2.07% 1.51% 0.30% 0.15% 0.21% Total Cost of Deposits Deposit Costs 34 • 2024 Total Deposits $2.397B; a decrease of $32.5 million from December 31, 2023 • 2024 Brokered Deposits $92.2 million; a decrease of $50.6 million from December 31, 2023 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings 30.4% 34.3% 31.5% 26.8% 26.1% 13.9% 13.3% 11.8% 12.0% 12.8% 29.6% 30.4% 27.5% 25.7% 24.8% 12.1% 13.0% 12.0% 10.3% 10.2% 14.0% 9.0% 14.0% 19.3% 22.3% 3.2% 5.9% 3.8% 2020 2021 2022 2023 2024 Account Types (%) Non-Interest Bearing DDA Interest Bearing DDA Money Market Savings Time Deposit Brokered Deposits 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2020 2021 2022 2023 2024 Cost of Deposits NOW Savings and Money Market Time Deposits Brokered Deposits Total Cost of Interest Bearing Deposits

Chemung Financial Corporation 53.1% 52.8% 51.2% 50.2% 50.4% 43.8% 45.0% 44.0% 42.0% 44.9% 24.7% 24.1% 26.9% 28.4% 29.4% 34.0% 34.1% 30.1% 28.2% 29.0% 10.4% 9.1% 9.1% 9.1% 8.7% 6.6% 7.5% 6.8% 6.3% 6.1% 3.2% 5.9% 3.8% 11.8% 14.0% 12.8% 12.3% 11.5% 15.6% 13.4% 15.9% 17.6% 16.2% Deposits by Customer (%) Consumer Commerical Public Brokered ICS / CDARS Deposit Composition 35 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation $1,686.3 $1,738.0 $1,815.5 $1,899.8 $1,892.2 $351.4 $415.6 $435.2 $381.0 $399.4 $73.5 $142.8 $92.2 $1.8 $3.0 $5.8 $13.1 32.0% 33.6% 30.1% 27.0% 27.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2020 2021 2022 2023 2024 Deposits by Division ($ Millions) CCTC Capital Bank Brokered Western New York Uninsured Deposits Deposit Composition 36 *CAGR 12/31/2019 to 12/31/2024 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Liquidity 37 Williamsville, New York Branch Remaining Available Outstanding Total Available Dollars in Thousands 111,952 $ 109,110 $ 221,062 $ FHLB Advances 75,000 - 75,000 Correspondent Bank Lines of Credit 185,456 92,1590 277,615 Brokered Deposits 349,929 - 349,929 Unencumbered Securities 722,337 $ 201,269 $ 923,606 $ Total Sources of Liquidity 652,303 $ Uninsured Deposits* 27.2% Uninsured Deposits to Total Deposits *Includes $145.6 M in collateralized municipal deposits 2025 Raymond James Small Cap Investor Meetings As of December 31, 2024

Performance 38

Chemung Financial Corporation $2,491 $5,827 $5,711 $5,233 $6,530 $6,795 $6,646 $6,454 $6,867 $8,024 $6,453 $7,439 $7,270 $6,280 $7,648 $3,802 $7,050 $4,987 $5,720 $5,914 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Net Income - Quarterly Trend ($ Thousands) 39 *March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings $19.2MM $26.4MM $28.8MM $25.00MM $23.7MM 2020 2021 2022 2023 2024

Chemung Financial Corporation 2020 2021 2022 2023 2024 Q1 3.55% 2.86% 2.87% 3.14% 2.73% Q2 3.26% 2.76% 2.97% 2.87% 2.66% Q3 3.20% 2.88% 3.08% 2.73% 2.72% Q4 3.06% 2.85% 3.26% 2.69% 2.92% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Fully Taxable Equivalent Net Interest Margin (%) Q1 Q2 Q3 Q4 Net Interest Margin 40 *March 31, 2024, June 30, 2024, September 30, 2024, and December 31, 2024 figures unaudited. ▪ 32.4% of the loan portfolio reprices or matures within the next 90 days ▪ 41.1% of the commercial loan portfolio reprices or matures within the next 90 days ▪ 71.3% of the commercial loan portfolio reprices or matures within the next 5 years ▪ 73.1% of the commercial loan portfolio is variable 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation 3.25% 2.84% 3.05% 2.85% 2.76% 1.00% 1.40% 1.80% 2.20% 2.60% 3.00% 3.40% 3.80% 2020 2021 2022 2023 2024 Fully Taxable Equivalent Net Interest Margin (%) Net Interest Margin 41 ▪ Net interest margin impacted by low yielding mortgage - backed securities ▪ No loss trade transactions executed to date ▪ Loss trades are continually evaluated by the Board of Directors and Management *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Overdraft Fees 12.90% Other Deposit Service Charges 4.50% Interchange Income 19.05% Wealth Management Revenue 49.82% CFS Group, Inc. Revenue 4.54% Net Gains on Sales of Loans 0.92% Change in FV of Equity Securities 0.77% Other 7.50% $23.2 Million 12/31/2024 Overdraft Fees Other Deposit Service Charges Interchange Income Wealth Management Revenue CFS Group, Inc. Revenue Net Gains on Sales of Loans Change in FV of Equity Securities Other Non - Interest Income Components 42 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation Salaries , 42.31% Data Processing , 15.01% Employee Benefits , 10.67% Net Occupancy , 8.67% FDIC Insurance , 3.15% Professional Services , 3.50% Furniture/Equipment , 2.47% Marketing , 1.76% Other , 12.46% $67.2 Million 12/31/2024 Salaries Data Processing Employee Benefits Net Occupancy FDIC Insurance Professional Services Furniture/Equipment Marketing Other Non - Interest Expense Components 43 *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation 67.22 67.95 65.71 61.71 61.71 66.20 68.89 58.00 60.00 62.00 64.00 66.00 68.00 70.00 2018 2019 2020 2021 2022 2023 2024 Efficiency Ratio (%)** Expense Management and Control 44 Goal is both cost containment and cost savings ▪ Increase efficiency in banking operations (e.g., hub and spoke) ▪ Identify internal best practices ▪ Develop clear action plans to implement best practices across the organization ▪ Growth without adding cost Cost savings recognized: ▪ Reduction in headcount ▪ Frozen pension plan and post - retirement healthcare accruals ▪ Consolidation of six branch locations within existing footprint including Ithaca Station office, which was officially consolidated on November 15, 2024 **Efficiency ratio (adjusted) is non - interest expense less amortization of intangible assets divided by the total of fully taxab le equivalent net interest income plus non - interest income less net gains or losses on securities transactions *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation 7.90% 8.06% 8.23% 8.62% 9.18% 12.37% 12.96% 11.54% 12.08% 12.30% 13.62% 14.21% 12.57% 13.26% 13.35% 7.87% 7.91% 5.51% 6.45% 7.02% 4% 6% 8% 10% 12% 14% 16% Chemung Financial Corporation - Capital Ratios (%) Tier 1 Leverage Tier 1 Capital / CET1 Total Capital TCE Ratio Capital Management 45 ▪ Grow capital organically through earnings ▪ Continually evaluating capital strategies ▪ Positive stress testing results *December 31, 2024 figures unaudited. 2025 Raymond James Small Cap Investor Meetings

Chemung Financial Corporation 2020 2021 2022 2023 2024 EPS $4.01 $5.64 $6.13 $5.28 $4.96 Dividends / Share $1.04 $1.19 $1.24 $1.24 $1.24 Book Value / Share $42.53 $45.09 $35.32 $41.07 $45.13 Tangible Book Value / Share $37.83 $40.44 $30.69 $36.48 $40.55 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 Earnings and Dividends Per Share Tangible Book Value Per Share Capital Management 46 ▪ Continue to remain profitable and pay dividends ▪ Increased quarterly dividend to $0.32 per share in Q1 2025 ▪ Announced share repurchase program of 250,000 shares in January 2021 ▪ As of December 31, 2024: 49,184 shares had been repurchased 2025 Raymond James Small Cap Investor Meetings *December 31, 2024 figures unaudited.

Chemung Financial Corporation 4.8 million Shares Outstanding* $232.9M Market Capitalization* $1.24 YTD Dividend Per Share* 2.54% Dividend Yield (TTM)* 10,793 Average Daily Volume^ $45.13 Book Value Per Share* $40.55 Tangible Book Value Per Share* $48.81 Stock Price* 9.84x Price to Earnings (TTM)* 1.20x Price to Tangible Book* 0.86% Return on Average Assets* 11.53% Return on Average Equity* CHMG Stock At a Glance 47 *As of December 31, 2024 (unaudited). ^YTD, December 31,2024 (unedited). 47 2025 Raymond James Small Cap Investor Meetings

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Chemung Financial Corporation is a $2.8 billion financial services holding company headquartered in Elmira, New York and operates 30 retail offices through its principal subsidiary, Chemung Canal Trust Company, a full-service community bank with trust powers. Established in 1833, Chemung Canal Trust Company is the oldest locally-owned and managed community bank in New York State. Chemung Financial Corporation is also the parent of CFS Group, Inc., a financial services subsidiary offering non-traditional services including mutual funds, annuities, brokerage services, tax preparation services and insurance.

Anders Tomson
607 737-3756
atomson@chemungcanal.com

Dale McKim
607 737-3714
dmckim@chemungcanal.com

One Chemung Canal Plaza
Elmira, New York 14901

Chemung Financial Corporation 2025 Raymond James Small Cap Investor Meetings 48